Exhibit 10.10

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “Supplemental Indenture”), dated as of January 14, 2016, among Patheon Holdings Cooperatief U.A. (the “Parent Guarantor”), the indirect parent of JLL/Delta Dutch Pledgeco B.V., a private limited liability company organized under the laws of the Netherlands (the “Issuer”), the Issuer and The Bank of New York Mellon, as trustee (under the Indenture referred to below) (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of May 6, 2015, providing for the issuance of an unlimited aggregate principal amount of 8.75%/9.50% Senior PIK Toggle Notes due 2020 (the “Notes”);

WHEREAS, the Indenture provides that, under certain circumstances, the reporting obligations of the Issuer may be satisfied by providing the financial statements of a Parent Entity that executes and delivers to the Trustee a supplemental indenture pursuant to which such Parent Entity shall unconditionally guarantee, subject to certain limitations relating to local law, all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”);

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Issuer and the Parent Guarantor are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, the Issuer has requested and hereby confirms its request that the Trustee join in the execution and delivery of this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1)          Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)          Agreement to Guarantee. The Parent Guarantor hereby agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including Article 10 thereof.

(3)          Amendment. The definition of “Guarantor” in the Indenture is hereby amended and restated as follows:

“Guarantor” means each Subsidiary or Parent Entity of the Issuer that after the Issue Date guarantees the Notes in accordance with the terms of this Indenture, until, in each case, such Person is released from the guarantee of the Notes in accordance with the terms of this Indenture.

The first paragraph of Section 10.01 of the Indenture is hereby amended and restated in its entirety as follows:

On the Issue Date, the Notes will not be guaranteed by any of the Issuer’s Subsidiaries. To the extent that (i) any Restricted Subsidiary guarantees the Notes in the future pursuant Section 4.15 or (ii) any Parent Entity is or becomes a Guarantor for purposes of Section 4.03(d), then such Guarantor, as primary obligor and not merely as surety, will jointly and severally with any other Guarantor irrevocably and unconditionally guarantee, subject to the limitations as set forth in the applicable Supplemental Indenture, to each Holder and to the Trustee and their respective successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Issuer hereunder or thereunder, that: (a) the principal of, interest and premium, if any, on the Notes shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee or hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay or perform the same immediately, subject to the limitations as set forth in the applicable Supplemental Indenture. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

Section 15 of each of the Notes is hereby amended and restated in its entirety as follows:

On the Issue Date, the Notes will not be guaranteed by any of the Issuer’s Subsidiaries. To the extent that (i) any Restricted Subsidiary guarantees the Notes in the future pursuant Section 4.15 of the Indenture or (ii) any Parent Entity is or becomes a Guarantor for purposes of Section 4.03(d) of the Indenture, then such Guarantor, as primary obligor and not merely as surety, will jointly and severally with any other Guarantor irrevocably and unconditionally Guarantee, subject to the limitations set forth in the applicable Supplemental Indenture, jointly and severally, the full and punctual payment of the principal, premium, if any, and interest on the Notes and all other amounts payable by the Issuer under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture on a senior unsecured basis, subject to the limitations described in such Supplemental Indenture.

(4)          Execution and Delivery.

(a)          To evidence its Guarantee set forth in Section 10.01 of the Indenture, the Parent Guarantor hereby agrees that this Supplemental Indenture shall be executed on its behalf by any director or any attorney in fact duly authorized in writing.

(b)          If an Officer whose signature is on this Supplemental Indenture no longer holds that office at the time the Trustee authenticates the Note, the Guarantee shall be valid nevertheless.

(c)          The Parent Guarantor agrees that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

(5)          Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAWS PROVISIONS THEREOF.

(6)          Agent for Service; Submission to Jurisdiction; Waiver of Immunity.

(a)          By the execution and delivery of this Supplemental Indenture, the Parent Guarantor (A) acknowledges that it has, by separate written instrument, designated and appointed Patheon Pharmaceuticals Services Inc., 4815 Emperor Boulevard, Suite 300, Durham, North Carolina 27703-8470 (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding based on or arising out of this Supplemental Indenture, that may be instituted in any U.S. federal or state court in the State of New York, or brought under U.S. federal or state securities laws, and acknowledge that the Agent for Service has accepted such designation, (B) submits for itself and its property to the non-exclusive jurisdiction of any such court in any such suit or proceeding, (C) consents that any such proceeding may be brought in any such court and waives trial by jury and any objection that any of them may now or hereafter have to the venue of any such proceeding in any such court or that such proceeding was brought in any inconvenient court and agrees not to plead or claim the same, (D) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to such Persons in accordance with Section 12.01 of the Indenture shall be deemed in every respect effective service of process upon such Persons in any such suit or proceeding and (E) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

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(b)          To the extent that the Parent Guarantor may be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to or arising out of this Supplemental Indenture, to claim for itself or its revenues, assets or properties immunity (whether by reason of sovereignty or otherwise) from suit, from the jurisdiction of any court (including but not limited to any court of the United States of America or the State of New York), from attachment prior to judgment, from set-off, from execution of a judgment or from any other legal process, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Person hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the extent permitted by law.

(7)          Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(8)          Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(9)          The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Parent Guarantor.

(10)        Subrogation. The Parent Guarantor shall be subrogated to all rights of Holders of Notes against the Issuer in respect of any amounts paid by the Parent Guarantor pursuant to the provisions of Section 10.01 of the Indenture; provided that, if an Event of Default has occurred and is continuing, the Parent Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Issuer under the Indenture or the Notes shall have been paid in full.

(11)        Successors. All agreements of the Parent Guarantor in this Supplemental Indenture shall bind its Successor Guarantor, except as otherwise provided in the seventh paragraph under Section 10.01 of the Indenture or elsewhere in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Patheon Holdings Cooperatief U.A.,
as Parent Guarantor

By:	/s/ Dean Wilson
	Name:	Dean Wilson
	Title:	Controller

JLL/Delta Dutch Pledgeco B.V.,
as Issuer

By:	/s/ Dean Wilson
	Name:	Dean Wilson
	Title:	Controller

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON,
as Trustee
By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

[Signature Page to First Supplemental Indenture]